EXHIBIT 32

Certification of Periodic Financial Report
by the Chief Executive Officer and Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Solely for the purposes of complying with 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and Chief Financial Officer of NuWay Medical, Inc. (the "Company"), hereby certify, based on our knowledge, that the Amendment No. 1 of the Quarterly Report on Form 10-QSB of the Company for the quarter ended September 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 14, 2006	By:	/s/ Dennis Calvert
Dennis Calvert
Chief Executive Officer

Date: December 14, 2006	By:	/s/ Dennis Calvert
Dennis Calvert
Interim Chief Financial Officer